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                                EXHIBIT 10.13

                              AMENDMENT NO. 1
                                    TO
                          SHAREHOLDERS' AGREEMENT

    AMENDMENT NO. 1 ("AMENDMENT"), dated as of May 1, 1995, to the SHAREHOLDERS' AGREEMENT, dated as of November 14, 1994 (the "SHAREHOLDERS' AGREEMENT"), by and among FAMILY BOOKSTORES COMPANY, INC., a Michigan corporation (the "COMPANY"), ELECTRA INVESTMENT TRUST P.L.C., a corporation organized under the laws of England ("EIT"), ELECTRA ASSOCIATES, INC., a Delaware corporation ("ASSOCIATES" and, together with EIT and any permitted transferees, the "INSTITUTIONAL SHAREHOLDERS") and the Investors parties thereto.

    WHEREAS, the Company and the Institutional Shareholders have heretofore entered into a Securities Purchase Agreement, dated as of November 14, 1994, as amended by that certain Amendment No. 1 to Securities Purchase Agreement, dated as of January 20, 1995, and as amended by that certain Amendment No. 2 (the "SECOND AMENDMENT") to Securities Purchase Agreement, of even date herewith (as amended, the "SECURITIES PURCHASE AGREEMENT"); and

    WHEREAS, in connection with the Securities Purchase Agreement, the Company, the Institutional Shareholders and the Investors have heretofore entered into the Shareholders Agreement; and

    WHEREAS, the Company, the Institutional Shareholders and the Investors wish to amend the Shareholders' Agreement as hereinafter provided.

    NOW, THEREFORE, the Company, the Institutional Shareholders and the Investors hereby agree as follows:

    1. DEFINITIONS. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Securities Purchase Agreement.

    2.   AMENDMENTS TO SHAREHOLDERS' AGREEMENT.

    (a) The first sentence of the first "WHEREAS" clause of the Shareholders' Agreement is hereby amended to read in its entirety as follows:

         "WHEREAS, the Institutional Shareholders have been granted the right to purchase certain shares of Common Stock of the Company pursuant to that certain Securities Purchase Agreement, dated as of November 14, 1994, among the Institutional Shareholders and the Company (as amended, restated, supplemented or modified from time to time, the "SECURITIES PURCHASE AGREEMENT") and the Warrants, designated as Series A, B, C and D, issued thereunder (collectively, together with all warrants issued upon transfer,
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         division or combination, or in exchange or substitution therefor, as provided in the respective Warrant, and as such Warrants may have been or may hereafter be amended, restated, exchanged, supplemented or modified from time to time, the "WARRANTS")."

    (b) The second "WHEREAS" clause of the Shareholders' Agreement is hereby amended to read in its entirety as follows:

         "WHEREAS, the Shareholders are the holders of all of the shares of Class A Stock currently outstanding and are the holders of all outstanding Warrants (such outstanding Class A Stock, all shares of Class A Stock issued or issuable from time to time upon exercise of the Warrants, all Class A Stock which is now or may hereafter be held by the Shareholders and all Class A Stock which may be issued to the Shareholders in a dividend, distribution, reclassification of the Class A Stock, spin-off, split-up, recapitalization, merger, consolidation or any similar corporate event or arrangement of securities of the Company shall be collectively referred to herein as the "SHARES");"

    2. EFFECT OF AMENDMENT. As used in the Shareholders' Agreement, on and subsequent to the date hereof, any reference to the Shareholders' Agreement shall mean the Shareholders' Agreement as amended hereby. Except as expressly provided herein, all provisions, terms and conditions of the Shareholders' Agreement shall remain in full force and effect. As amended hereby, the Shareholders' Agreement is ratified and confirmed in all respects.

    3. GOVERNING LAW. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York without reference to such State's conflicts of laws principles.

    4. HEADINGS. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    5. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.







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    IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or caused this Amendment to be duly executed and delivered by their respective duly authorized representatives, as of the date first above written.


                                  FAMILY BOOKSTORES COMPANY, INC.


                                  By:/S/ LESLIE E. DIETZMAN
                                     --------------------------------
                                     Name:  Leslie E. Dietzman
                                     Title: President



                                  ELECTRA INVESTMENT TRUST
                                  P.L.C.


                                  By:/S/_________________________________
                                     Name:
                                     Title:



                                  ELECTRA ASSOCIATES, INC.


                                  By:/S/_________________________________
                                     Name:
                                     Title:

                                  INVESTORS:


                                  /S/____________________________________
                                  Name:  George Craig

                                  /S/____________________________________
                                  Name:  Leslie S. Dietzman


                                  NBD Bank, N.A., Trustee for the
                                  Leslie E. Dietzman Individual
                                  Retirement Account

                                  By: /S/________________________________
                                      Name:
                                      Title:

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                                  /S/____________________________________
                                  Name:  Neil Topham


                                  Bruce E. Ryskamp and Jeralyn G. Ryskamp
                                  Co-Trustees of the Bruce E. Ryskamp
                                  Living Trust

                                  By: /S/________________________________
                                      Name:  Bruce E. Ryskamp
                                      Title: Co-Trustee

                                  By: /S/________________________________
                                      Name:  Jeralyn G. Ryskamp
                                      Title: Co-Trustee

                                  Jeralyn G. Ryskamp and Bruce E. Ryskamp,
                                  Co-Trustees of the Jeralyn G. Ryskamp
                                  Living Trust

                                  By: /S/________________________________
                                      Name:  Bruce E. Ryskamp
                                      Title: Co-Trustee

                                  By: /S/________________________________
                                      Name:  Jeralyn G. Ryskamp
                                      Title: Co-Trustee























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